UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2020

KALVISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

KalVista Pharmaceuticals, Inc. (the “Company”) is saddened to report that Dr. Arnold Oronsky, Ph.D., a member of the Company’s Board of Directors, passed away unexpectedly on November 21, 2020, as further noted in Item 8.01 below. Dr. Oronsky, an independent director, was the Chairman of the Company’s Nominating and Corporate Governance Committee and a member of the Company’s Audit Committee at the time of his passing.

On November 25, 2020, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) promptly after learning of Dr. Oronsky’s death that, because of the loss, the Company does not comply with Nasdaq Listing Rule 5605(c)(2)(A), requiring that the Company’s Audit Committee consist of at least three members, each meeting independence and certain other criteria.

In accordance with Nasdaq Listing Rule 5605(c)(4), the Company has an automatic cure period in order to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A). The Company expects to regain compliance with such rule by filling Dr. Oronsky’s vacancy on the Audit Committee with a new independent director who satisfies the applicable requirements of the Nasdaq Listing Rules prior to the expiration of the cure period provided under Nasdaq Listing Rule 5605.

Item 8.01 Other Events.

The Company deeply regrets to announce that Dr. Arnold Oronsky, Ph.D., a respected director of the Company, passed away unexpectedly on November 21, 2020. Dr. Oronsky had been a director of the Company since November 2016. The Company is extremely grateful for Dr. Oronsky’s service and commitment to the Company, the Board of Directors and its committees. The Company’s Board of Directors and management extends its sincerest condolences to Dr. Oronsky’s family.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: December 1, 2020	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Business Officer and Chief Financial Officer